                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:

/X/   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                           THE JAPAN EQUITY FUND, INC.

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)       Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------
      (2)       Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ---------------------------------------------------------------
      (4)       Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------
      (5)       Total fee paid:

                ---------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)       Amount Previously Paid:

                ---------------------------------------------------------------

      (2)       Form, Schedule or Registration Statement No.:

                ---------------------------------------------------------------

      (3)       Filing Party:

                ---------------------------------------------------------------

      (4)       Date Filed:

                ---------------------------------------------------------------

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE JAPAN EQUITY FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                       JERSEY CITY, NEW JERSEY 07302-3051
                                 (201) 915-3650

                                                                [April 26], 2002

Dear Stockholders:

    The Annual Meetings of Stockholders of The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held on Wednesday, June 5, 2002, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund. A Notice and Joint Proxy Statement regarding the Meetings, proxy card(s) for your vote at the Meetings, and a postage prepaid envelope in which to return your proxy(s) are enclosed.

    At the Annual Meetings, each Fund's stockholders will elect Directors of the Fund. Also, the stockholders of The Thai Capital Fund will consider the approval of a one-for-two reverse stock split of The Thai Capital Fund's issued and outstanding shares of common stock and the amendment to its Articles of Incorporation. In addition, the stockholders who will be present at the Annual Meeting of a Fund will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meetings in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                  Respectfully,

                                  /s/ IKUO MORI
                                  Ikuo Mori
                                  CHAIRMAN OF THE BOARD OF THE THAI CAPITAL FUND AND
                                  THE SINGAPORE FUND

                                  /s/ HIROSHI KIMURA

                                  Hiroshi Kimura
                                  CHAIRMAN OF THE BOARD OF THE JAPAN EQUITY FUND

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.
                            YOUR VOTE IS IMPORTANT.

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE JAPAN EQUITY FUND, INC.

                            ------------------------

                 NOTICE OF THE ANNUAL MEETINGS OF STOCKHOLDERS

                                  JUNE 5, 2002

                            ------------------------

To the Stockholders of
The Thai Capital Fund, Inc.,
The Singapore Fund, Inc. and
The Japan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders of The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a Fund, and collectively, the "Funds") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Wednesday, June 5, 2002, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund, for the following purposes:

    1. To elect Directors of each Fund.

    2. With respect to The Thai Capital Fund only, to approve a one-for-two reverse stock split of The Thai Capital Fund's issued and outstanding shares of common stock and the amendment to its Articles of Incorporation.

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Each Fund's Board of Directors has fixed the close of business on March 15, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

    You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed proxy card(s) and return them promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meetings if you choose to attend. Your vote is important. The enclosed proxy card for each Fund is being solicited by the Board of Directors of each Fund.

    YOU ARE STRONGLY URGED TO VOTE IN FAVOR OF THE REVERSE STOCK SPLIT FOR THE THAI CAPITAL FUND. IF THE REVERSE STOCK SPLIT IS APPROVED, IT WILL PUT THE THAI CAPITAL FUND IN A POSITION TO APPLY FOR LISTING OF ITS SHARES ON THE AMERICAN STOCK EXCHANGE. WHILE THERE CAN BE NO ASSURANCE THAT THE THAI CAPITAL FUND WILL OBTAIN SUCH LISTING, IT BELIEVES SUCH A LISTING WILL SIGNIFICANTLY INCREASE THE TRADING IN ITS SHARES.

                                            By order of the Board of Directors,

                                            Judy Runrun Tu
                                            SECRETARY
[April 26], 2002

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.
                          THE JAPAN EQUITY FUND, INC.

                            ------------------------
                             JOINT PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE THAI CAPITAL FUND, INC., THE SINGAPORE FUND, INC. and THE JAPAN EQUITY FUND, INC. (each a "Fund," and collectively, the "Funds") for use at the Annual Meetings of Stockholders, to be held at the principal office of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Wednesday, June 5, 2002, at 10:30 a.m., New York time, for The Thai Capital Fund, at 11:15 a.m., New York Time, for The Singapore Fund, and at 12:00 p.m., New York time, for The Japan Equity Fund, and at any adjournments thereof.

    This Joint Proxy Statement and enclosed proxy card(s) are being mailed to stockholders on or about [April 26], 2002. Any stockholder giving a proxy in advance of the Annual Meeting of a Fund has the power to revoke it by mail (addressed to the Secretary of such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for a Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Joint Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at each Meeting.

    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE RESPECTIVE FUND, C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS OR BY CALLING COLLECT AT (201) 915-3650.

    The Board of Directors of each Fund has fixed the close of business on March 15, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, The Thai Capital Fund had outstanding 6,278,588 shares of common stock, The Singapore Fund had outstanding 9,205,102 shares of common stock and The Japan Equity Fund had outstanding 10,815,688 shares of common stock.

    Management of each Fund knows of no business other than that mentioned in
Item 1 and, in the case of The Thai Capital Fund only, Item 2 of the Notice of Meetings which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    EACH FUND'S BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEM 1 AND, IN THE CASE OF THE THAI CAPITAL FUND ONLY,
ITEM 2 OF THE NOTICE OF MEETINGS.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying proxy card(s) intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below as directors of such Fund listed below:

                           FOR THE THAI CAPITAL FUND

                                    CLASS II
                             ---------------------
                                Oren G. Shaffer
                               Austin C. Dowling

                                   CLASS III
                             ---------------------
                                   Ikuo Mori

                             FOR THE SINGAPORE FUND

                                    CLASS II
                             ---------------------
                                Alfred C. Morley
                                Martin J. Gruber

                                   CLASS III
                             ---------------------
                                   Ikuo Mori

                           FOR THE JAPAN EQUITY FUND

                                    CLASS I
                             ---------------------
                                 Hiroshi Kimura

                                   CLASS III
                             ---------------------
                                Alfred C. Morley
                               Austin C. Dowling

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2005 for Class II Directors and 2003 for Class III Directors of The Thai Capital Fund, in the year 2005 for Class II Directors and 2003 for Class III Directors of The Singapore Fund, and in the year 2003 for Class I Directors and 2005 for Class III Directors of The Japan Equity Fund, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by each Fund's Board of Directors to replace any such nominee. The election of each nominee as a director of a Fund will require the affirmative vote of a majority of the votes cast at the Fund's Meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the Meetings.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of one or more of the Funds, as well as the other current directors of the Funds. Each of the nominees has consented to be named in this Joint Proxy Statement and to serve as a director of each of the Funds if elected. In the table, The Thai Capital Fund is sometimes abbreviated with the initials "TF," The Singapore Fund is sometimes abbreviated with the initials "SGF" and The Japan Equity Fund is sometimes abbreviated with the initials "JEQ."

                                                                                                     AGGREGATE DOLLAR
                                                                                                      RANGE OF EQUITY
                                                                                                     SECURITIES IN ALL
                                                                                                      FUNDS OVERSEEN     NUMBER OF
                                                                                                         OR TO BE       PORTFOLIOS
                                             PRINCIPAL OCCUPATION                     DOLLAR RANGE       OVERSEEN         IN FUND
                                          OR EMPLOYMENT DURING PAST                     OF EQUITY      IN FAMILY OF       COMPLEX
      NAME (AGE) AND ADDRESS                 FIVE YEARS AND OTHER           DIRECTOR  SECURITIES IN     INVESTMENT      OVERSEEN BY
      OF NOMINEES/DIRECTORS                     DIRECTORSHIPS                SINCE    EACH FUND(+)     COMPANIES(+)      DIRECTOR
----------------------------------  --------------------------------------  --------  -------------  -----------------  -----------
NOMINEES
INTERESTED DIRECTORS

     Hiroshi Kimura (49)*           Chairman and President, Daiwa            JEQ:         JEQ:            --               None
     One Evertrust Plaza            Securities Trust Company, since July     2001         None
     Jersey City, New Jersey        2001; Director and Senior Vice
     07302-3051                     President of Daiwa Securities Trust
                                    Company, from April 1999 to June 2001;
                                    Associate Director of Daiwa Europe
                                    Bank, from April 1996 to March 1999.

     Ikuo Mori (53)*                Chairman and CEO, Daiwa Securities        TF:         TF:             --               None
     Daiwa Securities America Inc.  America, Inc., since 2001; Executive     2001         None
     Financial Square               Officer, Daiwa Securities Group Inc.,    SGF:         SGF:
     32 Old Slip                    since 2001; President and COO, Daiwa     2001         None
     New York, New York 10005       Securities America Inc., from 1996 to
                                    2001; Senior Executive Vice President,
                                    International Equities Head of Global
                                    Prime Brokerage, Daiwa Securities
                                    America Inc., from 1993 to 1996.
INDEPENDENT DIRECTORS
     Martin J. Gruber (64)          Professor of Finance, Leonard N. Stern    TF:         TF:        $10,001-50,000        None
     229 South Irving Street        School of Business, New York             2000      $1-10,000
     Ridgewood, NJ 07450            University, since 1965; Trustee,         SGF:         SGF:
                                    Deutsche Asset Management BT Family of   2000       $10,001-
                                    Funds, since 1992; Trustee, C.R.E.F.,    JEQ:        50,000
                                    since 2001; Trustee, T.I.A.A., from      1992         JEQ:
                                    1996 to 2000; Director, SG Cowen                    $10,001-
                                    Income & Growth Fund, Inc., from 1986                50,000
                                    to 2001; Director, SG Cowen
                                    Opportunity Fund, from 1987 to 2001;
                                    Director, SG Cowen Standby Reserve
                                    Fund Inc., from 1985 to 2001;
                                    Director, SG Cowen Standby Tax Exempt
                                    Reserve Fund Inc., from 1986 to 2001.

                                                                                                     AGGREGATE DOLLAR
                                                                                                      RANGE OF EQUITY
                                                                                                     SECURITIES IN ALL
                                                                                                      FUNDS OVERSEEN     NUMBER OF
                                                                                                         OR TO BE       PORTFOLIOS
                                             PRINCIPAL OCCUPATION                     DOLLAR RANGE       OVERSEEN         IN FUND
                                          OR EMPLOYMENT DURING PAST                     OF EQUITY      IN FAMILY OF       COMPLEX
      NAME (AGE) AND ADDRESS                 FIVE YEARS AND OTHER           DIRECTOR  SECURITIES IN     INVESTMENT      OVERSEEN BY
      OF NOMINEES/DIRECTORS                     DIRECTORSHIPS                SINCE    EACH FUND(+)     COMPANIES(+)      DIRECTOR
----------------------------------  --------------------------------------  --------  -------------  -----------------  -----------
INDEPENDENT DIRECTORS (CONTINUED)

     Austin C. Dowling (70)         Retired.                                  TF:         TF:        $10,001-50,000        None
     1002 E Long Beach Boulevard                                             1990      $1-10,000
     North Beach, NJ 08008                                                   SGF:         SGF:
                                                                             2000      $1-10,000
                                                                             JEQ:         JEQ:
                                                                             1992       $10,001-
                                                                                         50,000

     Alfred C. Morley (75)          Member of Council of Advisors of Aegis    TF:         TF:        $10,001-50,000        None
     1129 Marion Drive              Portfolio Managers, since 2000;          1990      $1-10,000
     Charlottesville, VA 22903      Financial Consultant, since 1991;        SGF:         SGF:
                                    Senior Director, Old Dominion Capital    1990      $1-10,000
                                    Management, since 1991; President,       JEQ:         JEQ:
                                    Institute of Chartered Financial         2000       $10,001-
                                    Analysts, from 1984 to 1990; Senior                  50,000
                                    Adviser, Institute of Chartered
                                    Financial Analysts, 1991; President,
                                    Association for Investment Management
                                    and Research, 1990; Senior Adviser,
                                    Association for Investment Management
                                    and Research, 1991.

     Oren G. Shaffer (59)           Executive Vice President and Chief        TF:         TF:        $10,001-50,000        None
     30 S. Wacker Drive             Financial Officer of Ameritech           2000         None
     38th Floor                     Corporation, from 1994 to 2000;          SGF:         SGF:
     Chicago, IL 60606              President and Director of Virgocap       1997       $10,001-
                                    Inc., from 1992 to 1994; Executive       JEQ:        50,000
                                    Vice President, Chief Financial          2000         JEQ:
                                    Officer and Director, The Goodyear                    None
                                    Tire and Rubber Company, from 1984 to
                                    1992: Director, Sunshine Mining since
                                    1992; Director, Hygenic Corporation
                                    since 1993.

                                                                                                     AGGREGATE DOLLAR
                                                                                                      RANGE OF EQUITY
                                                                                                     SECURITIES IN ALL
                                                                                                      FUNDS OVERSEEN     NUMBER OF
                                                                                                         OR TO BE       PORTFOLIOS
                                             PRINCIPAL OCCUPATION                     DOLLAR RANGE       OVERSEEN         IN FUND
                                          OR EMPLOYMENT DURING PAST                     OF EQUITY      IN FAMILY OF       COMPLEX
      NAME (AGE) AND ADDRESS                 FIVE YEARS AND OTHER           DIRECTOR  SECURITIES IN     INVESTMENT      OVERSEEN BY
      OF NOMINEES/DIRECTORS                     DIRECTORSHIPS                SINCE    EACH FUND(+)     COMPANIES(+)      DIRECTOR
----------------------------------  --------------------------------------  --------  -------------  -----------------  -----------
OTHER CURRENT DIRECTORS
     David G. Harmer (59)           Chairman, 2K2 Hosting Corporation,        TF:         TF:        $10,001-50,000        None
     1805 West -- 2550 South        since April 2001; President, Jetway      2000         None
     Ogden, UT 84401                Systems, a division of FMC               SGF:         SGF:
                                    Corporation, from January 1997 to        1996      $1-10,000
                                    2001; Vice President and Chief           JEQ:         JEQ:
                                    Financial Officer, Armco Inc., from      1997      $1-10,000
                                    April 1993 to December 1996; Vice
                                    President and Corporate Controller,
                                    FMC Corporation, from 1987 to 1993.

     Virabongsa Ramangkura (59)     Chairman, Bangkok Expressway Public       TF:         TF:             --               None
     122 Soon Hua Seng Building     Co., Ltd., since 1993; Chairman of the   1992         None
     M Floor, North Sathorn Road    Executive Board, Advance Agro Public
     Bangrak, Bangkok, 10500        Co., Ltd., since 1994; Director,
     Thailand                       Preccha Group Public Co., Ltd.;
                                    Member, The Thailand Development
                                    Research Institute and The Council of
                                    Trustees; Ex-chairman, Economic Board,
                                    National Research Bureau from 1996 to
                                    1997; Director, from 1996 to 1997,
                                    Bangkok Airways Co., Ltd.; Formerly:
                                    Member of the Thai Senate; Advisor,
                                    Orach (Thailand); Advisor, GE Capital
                                    (Thailand); Director, Country
                                    Property, Plc.; Director, Assets
                                    Insurance Co. Ltd.; Director, Imperial
                                    Hotel Family Plc.

------------------------------
 + The information as to beneficial ownership is based on statements furnished to the Funds by the directors. The dollar value of the shares is based upon the market price as of March 15, 2002.

 * Directors so noted are deemed by the Funds' counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Mori is deemed an interested person of each Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of each Fund's investment adviser, Daiwa SB Investments (HK) Ltd. for The Thai Capital Fund and Daiwa SB Investments (Singapore) Ltd. for The Singapore Fund. Mr. Kimura is an interested person because of his present or past affiliation with The Japan Equity Fund's former investment adviser (Daiwa Securities Trust Company ("DSTC")). The former investment adviser is an affiliate of The Japan Equity Fund's current investment manager and investment adviser.

    Based on the information furnished by each Independent Director as of March 15, 2002, neither any Independent Director nor any immediate family member of any Independent Director owned any securities of the investment manager, or any of its affiliates, of the Funds as of such date.

    The Singapore Fund's Board of Directors held four regular meetings during its fiscal year ended October 31, 2001, The Thai Capital Fund held four regular meetings and one special meeting during its fiscal year ended December 31, 2001 and The Japan Equity Fund held four regular meetings during its fiscal year ended October 31, 2001. All current Directors attended at least seventy-five percent of the aggregate number of meetings of their respective Board of Directors, except for Dr. Virabongsa.

    Each Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. Each Fund has adopted a formal, written Audit Committee Charter. The current members of The Singapore Fund's, The Thai Capital Fund's and The Japan Equity Fund's Audit Committee are
Messrs. Shaffer, Harmer, Morley, Dowling and Gruber. The Thai Capital Fund's Audit Committee met three times during its fiscal year, and each Audit Committee of The Singapore Fund and The Japan Equity Fund met twice during its respective fiscal year. All of the incumbent members of the Audit Committees attended all of the meetings held during the fiscal year, except for Mr. Shaffer and Mr. Dowling. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Fund's auditors, is set forth on pages 10-11 of this Joint Proxy Statement. None of the Funds has a compensation or a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires each Fund's officers and directors, and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. Each Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUNDS

    Shunsuke Ichijo (age 49) has been President of The Japan Equity Fund since February 2000. Mr. Ichijo's address is 7-9, Nihonbashi 2-chome, Chuo-ku, Tokyo, 103-0027 Japan.

    John J. O'Keefe (age 43) has been Vice President and Treasurer of the Funds since June 2000; Vice President of the Fund Accounting Department of Daiwa Securities Trust Company since June 2000; Assistant Controller for Reserve Management Corporation from September 1999 to June 2000; Accounting Manager for Prudential Investments from January 1998 to September 1999; and Assistant Vice President of Daiwa Securities Trust Company from July 1990 to January 1998.
Mr. O'Keefe's address is One Evertrust Plaza, Jersey City, New Jersey
07302-3051.

    Judy Runrun Tu (age 36) has been Secretary of the Funds since April 2000; Vice President of DSTC since March 2000; Assistant Vice President of DSTC since March 1998; Assistant Secretary of the Funds from 1999 to 2000; Financial Analyst of Canon USA from 1997 to 1998; Marketing Coordinator of TotalTel USA from 1995 to 1997; and Assistant Controller of Daniel Caron Ltd. from 1990 to 1995. Ms. Tu's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

    Laurence E. Cranch (age 55), has been Assistant Secretary of the Funds since July 1992 and has been a partner in the law firm of Clifford Chance Rogers & Wells LLP since 1980. Mr. Cranch's address is 200 Park Avenue, New York, New York 10166-0153.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors of each Fund not affiliated with such Fund's investment manager or the investment adviser was $30,275 during the fiscal year ended October 31, 2001 for The Singapore Fund, $30,610 for the fiscal year ended December 31, 2001 for The Thai Capital Fund and $35,362 for the fiscal year ended October 31, 2001 for The Japan Equity Fund. Each such non-affiliated director currently receives fees, paid by each Fund, of $448 for The Thai Capital Fund, $526 for The Singapore Fund and $526 for The Japan Equity Fund for each directors' meeting attended in person or by telephone, $358 for The Thai Capital Fund, $421 for The Singapore Fund and $421 for The Japan Equity Fund for each audit committee meeting attended in person or by telephone and an annual fee of $2,984 for The Thai Capital Fund, $3,508 for The Singapore Fund and $3,508 for The Japan Equity Fund. The officers and interested directors of each Fund received no compensation from the Funds.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Funds, receives administration and custodian fees from the Funds.

    Set forth below is a chart showing the aggregate fee compensation paid by the Funds (in U.S. dollars) to each of its directors during each Fund's fiscal year ended, as well as the total fee compensation paid to each incumbent director of the Funds by such Fund and by other investment companies advised by DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (HK) Ltd., Thai Farmers Asset Management Co., Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

                                                                                          TOTAL
                                                     AGGREGATE                         COMPENSATION
                                   AGGREGATE       COMPENSATION       AGGREGATE       FROM FUND AND
                                 COMPENSATION        FROM THE        COMPENSATION      FUND COMPLEX
                                 FROM THE THAI       SINGAPORE      FROM THE JAPAN         PAID
       NAME OF DIRECTOR          CAPITAL FUND          FUND          EQUITY FUND       TO DIRECTORS
------------------------------  ---------------   ---------------   --------------   ----------------
Austin C. Dowling                       5,579              6,455         6,455                 18,489
Martin J. Gruber                        5,937              6,455         6,455                 18,847
David G. Harmer                         5,937              6,455         6,455                 18,847
Harry M. Markowitz*                         0                  0         5,087                  5,087
Hiroshi Kimura+                             0                  0             0                      0
Alfred C. Morley                        5,042              5,929         5,929                 16,900
Ikuo Mori+                                  0                  0             0                      0
Virabongsa Ramangkura                   3,433                  0             0                  3,433
Oren G. Shaffer                         4,684              4,982         4,982                 14,648

------------------------
 *  Harry M. Markowitz served as a Director of JEQ until he retired in June
    2001.

 +  "Interested person" of the Funds within the meaning of the 1940 Act.

                     (2) APPROVAL OF REVERSE STOCK SPLIT --
                         FOR THE THAI CAPITAL FUND ONLY

    The Board of Directors has determined that it is in the best interests of The Thai Capital Fund and its stockholders to approve an amendment to Article V of The Thai Capital Fund's Articles of Incorporation to effect a reverse stock split of its common stock on the basis of one new share of common stock for each two shares (1-for-2) of presently outstanding common stock. The amendment to the Articles of Incorporation, attached hereto as Annex A, would reduce the number of shares that are issued and outstanding as of the date of the amendment but would not have any other effect or change to The Thai Capital Fund's
Articles of Incorporation or the rights of stockholders.

    The Board of Directors reviewed The Thai Capital Fund's current market price per share and compared it to the minimum price required for listing its shares on the American Stock Exchange, $3.00 per share. The Board believes that action should be taken in order to bring the current market price per share above the required listing level. Although no assurances can be given, the Board of Directors believes that a reverse stock split may have the effect of increasing The Thai Capital Fund's market price and net asset value per share. In addition, even if the reverse stock split has the effect of increasing The Thai Capital Fund's market price per share above the minimum level required by the American Stock Exchange, there can be no assurance that The Thai Capital Fund will be able to meet other certain requirements of that Exchange. Please refer to the section entitled "Potential Effects of the Reverse Stock Split" below for the risks associated with the reverse stock split.

    The amendment to the Articles of Incorporation will not reduce the total number of authorized shares of capital stock of 100,000,000 shares, or the par value of The Thai Capital Fund's common stock. As of March 15, 2002, 6,278,588 shares of common stock were issued and outstanding.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

    The immediate effects of a reverse stock split would be to reduce the number of shares of common stock outstanding, thereby, increasing the net asset value ("NAV") per share. A reverse stock split may result in an increase in the market price of The Thai Capital Fund's common stock. However, the effect of any reverse stock split upon the market price of The Thai Capital Fund's common stock cannot be predicted. The Thai Capital Fund cannot assure stockholders that the market price of its common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of common stock outstanding. Also, as stated above, there can be no assurance that a reverse stock split would lead to a sustained increase in the market price of The Thai Capital Fund's common stock, that market price would remain above the thresholds required by the American Stock Exchange, or that The Thai Capital Fund will be able to meet certain other listing requirements of the American Stock Exchange.

    EFFECTS OF OWNERSHIP BY INDIVIDUAL STOCKHOLDERS. If The Thai Capital Fund implements a reverse stock split, the number of shares of common stock held by each stockholder would be reduced by dividing the number of shares held immediately before the reverse split by the exchange ratio. Any resulting share amount below one whole share will result in delivery of a fractional share.

    The Thai Capital Fund will issue fractional shares for any fractional interest in a share to which such stockholder would otherwise be entitled as a result of the reverse split, as described below. The reverse stock split would affect The Thai Capital Fund's common stock uniformly and would not affect any stockholder's percentage ownership interests in the Company or proportionate voting power.

    OTHER EFFECTS ON OUTSTANDING SHARES. The reverse stock split may result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots may be higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

PROCEDURE FOR EFFECTING THE REVERSE STOCK SPLIT AND EXCHANGE OF STOCK
CERTIFICATES

    If the stockholders approve the amendment to The Thai Capital Fund's Articles of Incorporation, the Board of Directors may elect whether or not to declare the reverse stock split at any time after the Meeting. The reverse stock split would be implemented by filing Articles of Amendment to The Thai Capital Fund's Articles of Incorporation with the State Department of Assessments and Taxation of Maryland, and the reverse stock split would become effective on the date of the filing.

    As of the effective date of a reverse stock split, each certificate representing shares of The Thai Capital Fund's common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split.

    The Thai Capital Fund expects that its transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders would be notified of the effectiveness of the reverse stock split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

FRACTIONAL SHARES

    The Thai Capital Fund will issue fractional shares in connection with a reverse stock split. Stockholders will receive fractional shares if they hold a number of shares not evenly divisible by the exchange ratio.

NO APPRAISAL RIGHTS

    No appraisal rights are available under the Maryland General Corporation Law with respect to the reverse stock split, and The Thai Capital Fund will not independently provide stockholders with any such rights. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

ACCOUNTING CONSEQUENCES

    The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion with the exchange ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.

U.S. FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of material U.S. federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholders's own tax adviser with respect to the consequences of the reverse stock split.

    No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares would include the period during which the stockholders held the pre-split shares surrendered in the reverse stock split.

    Our views regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the place in which he or she resides. Accordingly, each stockholder should consult with his or her own tax adviser with respect to all of the potential tax consequences of the reverse stock split.

REQUIRED VOTE

    The affirmative vote of a majority of all outstanding shares of common stock of The Thai Capital Fund entitled to vote at the Meeting is required for approval of the reverse stock split and the amendment to the Articles of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED REVERSE STOCK SPLIT AND THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

REPORTS OF THE AUDIT COMMITTEES

    At meetings held in March 2002, the Board of Directors of each Fund, including a majority of the directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, selected PricewaterhouseCoopers LLP to act as independent accountants for each Fund for the fiscal year ending October 31, 2002
(December 31, 2002 for The Thai Capital Fund). The Audit Committee of each Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and have discussed with PricewaterhouseCoopers LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of

PricewaterhouseCoopers LLP in the Fund. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

    Each Fund's financial statements for the fiscal year ended October 31, 2001 (December 31, 2001 for The Thai Capital Fund) were audited by PricewaterhouseCoopers LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended October 31, 2001 (December 31, 2001 for The Thai Capital Fund) be included in the Fund's most recent annual report.

                                  Alfred C. Morley, Chairman of the Audit
                                  Committees
                                  Austin C. Dowling, Member of the Audit
                                  Committees
                                  Martin J. Gruber, Member of the Audit
                                  Committees
                                  David G. Harmer, Member of the Audit
                                  Committees
                                  Oren G. Shaffer, Member of the Audit
                                  Committees

AUDIT FEES

    The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of each Fund's financial statements for the fiscal year ended October 31, 2001 (December 31, 2001 for The Thai Capital Fund) is set forth below:

The Thai Capital Fund                                              $ 59,200
The Singapore Fund                                                 $ 68,500
The Japan Equity Fund                                              $ 61,000

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund for the fiscal year ended October 31, 2001 (December 31, 2001 for The Thai Capital Fund). No such services were performed for any of the Funds.

ALL OTHER FEES

    The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund for the fiscal year ended October 31, 2001 (December 31, 2001 for The Thai Capital Fund) was $18,900.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at March 15, 2002:

                                                                      AMOUNT OF
                                                                      BENEFICIAL
FUND                         NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP     PERCENT OF CLASS
-------------------------    -------------------------------------    ----------    ----------------
The Singapore Fund           Wachovia Corporation                     1,287,762(1)        13.99%
                             One Wachovia Center
                             Charlotte, NC 28288-0137
The Japan Equity Fund        Wachovia Corporation                     1,164,534(2)        10.77%
                             One Wachovia Center
                             Charlotte, NC 28288-0137

------------------------
(1) The above information is based on a Schedule 13G filed with the Commission on February 13, 2002, which indicates that Wachovia Corporation has sole voting and dispositive power with respect to all 1,287,762 shares.

(2) The above information is based on a Schedule 13G filed with the Commission on February 13, 2002, which indicates that Wachovia Corporation has sole voting power with respect to 1,163,534 shares, sole dispositive power with respect to 1,162,534 shares, and shared dispositive power with respect to 2,000 shares.

    To the knowledge of The Thai Capital Fund's management, no person owned beneficially more than 5% of such Fund's outstanding shares as of March 15, 2002.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Funds or personnel of DSTC. Each Fund has retained Georgeson Shareholder to assist in the proxy solicitation. The fee for such services is estimated at $4,000 for each of The Thai Capital Fund and The Singapore Fund, and $4,500 for The Japan Equity Fund, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by telegraph will be borne by each Fund. Each Fund will reimburse banks, brokers and other persons holding such Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund(s). In the event that sufficient votes in favor of any proposal set forth in the Notice of the Meeting for a Fund are not received by June 5, 2002, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of such Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of such Fund's Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of a Fund intended to be included in the proxy materials for the year 2003 annual meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not later than December 27, 2002.

    Each Fund's By-laws require that any proposal by a stockholder of such Fund intended to be presented at a meeting of stockholders must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,
                                          Judy Runrun Tu
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302-3051
[April 26], 2002

                                    ANNEX A

                          ARTICLES OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                          THE THAI CAPITAL FUND, INC.

    The Thai Capital Fund, Inc. (hereinafter referred to as the "Corporation"), a Maryland corporation, hereby certifies to the State Department of Assessments and Taxation of Maryland:

FIRST: Article V Section (1) of the Articles of Incorporation is hereby amended in its entirety to read as follows:

        (1) The total number of shares of capital stock which the Corporation shall have authority to issue is ONE HUNDRED MILLION (100,000,000) shares, all of one class called Common Stock, of the par value of ONE CENT ($.01) per share and the aggregate par value of ONE MILLION DOLLARS (1,000,000).

            Simultaneously with the effective date of this amendment, each two issued and outstanding shares of Common Stock of the Corporation shall be combined into one share of validly issued, fully paid and nonassessable Common Stock of the Corporation.

SECOND: The foregoing amendment to the Articles of Incorporation of the Corporation has been approved by the Board of Directors of the Corporation.

IN WITNESS THEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on
this [   ] day of [         ], 2002.

                                    By:
                                         --------------------------------------
                                         Name:  John O'Keefe
                                         Title:  Vice President and Treasurer

WITNESS:

By:
    ----------------------------------------------
    Name:  Judy Runrun Tu
    Title:  Secretary

                           THE THAI CAPITAL FUND, INC.

            C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA,
                       JERSEY CITY, NEW JERSEY 07302-3051

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 5, 2002

The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Judy Runrun Tu, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 2002 at 10:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted in favor of proposals 1 through 2 as set forth in this proxy card. In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated [April 26], 2002.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?


----------------------------------------         -------------------------------


----------------------------------------         -------------------------------


----------------------------------------         -------------------------------

--------
   X     PLEASE MARK VOTES
         AS IN THIS EXAMPLE
--------

------------------------------------------------------------
                THE THAI CAPITAL FUND, INC.
------------------------------------------------------------














                                                             ---------
Please be sure to sign and date this Proxy Card.             Date
----------------------------------------------------------------------



Stockholder sign here                         Co-owner sign here
----------------------------------------------------------------------

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 2.

1.  To elect Directors of the Fund.  NOMINEES:
                                            For All      With-       For All
                                            Nominees      hold       Except
    Class II:   (01) Oren G. Shaffer
                (02) Austin C. Dowling         / /         / /        / /
    Class III:  (03) Ikuo Mori

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee in the list above.

2. To approve a one-for-two reverse stock split of The Thai Capital Fund's issued and outstanding shares of common stock and the amendment to the Articles of Incorporation.

                    For           Against          Abstain

                    / /            / /               / /


Mark box at right if an address change or comment has been noted on the reverse
side of this Proxy Card.                                         / /

                            THE SINGAPORE FUND, INC.

            C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA,
                       JERSEY CITY, NEW JERSEY 07302-3051

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 5, 2002

The undersigned stockholder of The Singapore Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Judy Runrun Tu, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 2002 at 11:15 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted in favor of proposal 1 as set forth in this proxy card. In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated [April 26], 2002.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?


----------------------------------------         -------------------------------


----------------------------------------         -------------------------------


----------------------------------------         -------------------------------

--------
   X     PLEASE MARK VOTES
         AS IN THIS EXAMPLE
--------

--------------------------------------------------------------------------------

              THE SINGAPORE FUND, INC.

--------------------------------------------------------------------------------














                                                             ---------
Please be sure to sign and date this Proxy Card.             Date
----------------------------------------------------------------------



Stockholder sign here                         Co-owner sign here
----------------------------------------------------------------------



   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 BELOW.

1.  To elect Directors of the Fund.  NOMINEES:
                                            For All      With-       For All
                                            Nominees      hold       Except
    Class II:   (01) Alfred C. Morley
                (02) Martin J. Gruber         / /         / /        / /
    Class III:  (03) Ikuo Mori

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee in the list above.


Mark box at right if an address change or comment has been noted on the reverse
side of this Proxy Card.     / /

                           THE JAPAN EQUITY FUND, INC.

            C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA,
                       JERSEY CITY, NEW JERSEY 07302-3051

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 5, 2002

The undersigned stockholder of The Japan Equity Fund, Inc. (the "Fund") hereby appoints John J. O'Keefe and Judy Runrun Tu, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 2002 at 12:00 p.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted in favor of proposal 1 as set forth in this proxy card. In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated [April 26], 2002.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                               (SEE REVERSE SIDE)

--------
   X     PLEASE MARK VOTES
         AS IN THIS EXAMPLE
--------

------------------------------------------------------------

                THE JAPAN EQUITY FUND, INC.

------------------------------------------------------------













Signature:______________________ Date:__________


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.  To elect Directors of the Fund.  NOMINEES:
                                            For All       With-       For All
                                            Nominees      hold        Except
    Class I:    (01) Hiroshi Kimura
    Class III:  (02) Alfred C. Morley         / /         / /        / /
                (03) Austin C. Dowling

--------------------------------------------------------------------------------
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


Mark here for address change and note at left.                     / /

Please sign exactly as your name(s) appears hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:_______________________________ Date:___________